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► ► ► ► ► ► ► ► ► ► ► ► ► ► 1 2 Pre-provision net revenue Asset-backed securities, Q3’22 transactions include three Santander Drive Auto Receivables Trust transactions

SHUSA

SHUSA is the intermediate holding company ("IHC") for Santander US entities, is SEC-registered and issues under the ticker symbol "SANUSA"

SHUSA Highlights[1]

- **7 major locations**
- **$167B in assets**
- **~15,000 employees**
- **~5M customers**



SBNA
SIS
SC
BSI
SC operates in all 50 states
Company location

Santander

SHUSA[2]

SBNA – Retail Bank	SC – Auto Finance	BSI – Private Banking	SIS – Broker Dealer	APS – Broker Dealer
~$97B Assets	~$43B Assets	~$8B Assets	~$3B Assets	~$16B Assets

SBNA – Retail Bank

Products include:
- Commercial and industrial ("C&I")
- CRE
- Multi-family
- Auto and dealer floorplan financing

SC – Auto Finance

- Leading auto loan & lease originator & servicer
- #1 retail auto ABS issuer 2021 in US

BSI – Private Banking

- Private wealth management for high net worth ("HNW") and ultra-high net worth clients

SIS – Broker Dealer

Investment banking services include:
- Global markets
- Global transaction banking
- Global debt financing
- Corporate finance

APS – Broker Dealer

Market-leading fixed-income broker dealer with capabilities including:
- US fixed-income capital markets market making
- Self-clearing of fixed-income securities globally
- Expands the structuring and advisory capabilities for asset originators

1 | Data as of September 30, 2022
2 | Includes SSLLC, which offers personal investment & financial planning services to clients

Santander

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NET INTEREST INCOME (NII) ($M) PRE-TAX INCOME ($M) NET INCOME ATTRIBUTABLE TO SHUSA1,2 ($M) PPNR ($M) 1 Net income includes noncontrolling interest (“NCI”). 2 See Appendix for the consolidating income statement. $1,534 $1,505 $1,480 $1,533 $1,599 3Q21 4Q21 1Q22 2Q22 3Q22 $1,084 $903 $778 $546 $304 3Q21 4Q21 1Q22 2Q22 3Q22 $707 $570 $616 $439 $228 3Q21 4Q21 1Q22 2Q22 3Q22 $1,104 $917 $995 $950 $940 3Q21 4Q21 1Q22 2Q22 3Q22

1 Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements 2 Operating leases 3 Includes federal funds purchased and securities loaned or sold under repurchase agreements 4 Includes Federal Home Loan Bank (“FHLB”) borrowings 5 Certificates of deposit Noninterest- bearing Demand (NIB), 12% Interest-bearing Demand (IB), 8% Savings, 3% Money market, 19% CDs⁵, 3%Secured Structured Financings, 16% Other Borrowings⁴, 9% Other Liabilities³, 15% Equity, 12% Trading Liabilities, 1% Revolving Credit Facilities, 2%

LOANS & LEASES ($B) LIABILITIES & EQUITY ($B)ASSETS ($B) DEPOSITS ($B) 1 Other assets includes securities purchased under repurchase agreements 2 Other liabilities includes securities sold under repurchase agreements 92 92 92 93 97 18 19 19 24 23 16 15 15 15 1519 19 14 10 9 11 14 14 23 23 $156 $159 $154 $165 $167 3Q21 4Q21 1Q22 2Q22 3Q22 Gross Loans Investments Leases Short-Term Funds Other Assets¹ 43 43 43 44 45 23 23 22 21 23 16 15 15 15 15 15 15 15 16 17 9 9 9 9 82 2 3 4 4 $108 $107 $107 $109 $112 3Q21 4Q21 1Q22 2Q22 3Q22 Auto C&I Leases CRE Res. Mtg Other 33 34 35 32 31 24 23 22 20 20 13 16 13 14 14 6 6 6 6 5 3 3 3 2 6 $79 $82 $79 $74 $76 3Q21 4Q21 1Q22 2Q22 3Q22 Money Market NIB Deposits IB Deposits Savings CD 55 59 57 54 56 44 41 40 43 45 24 23 22 20 20 24 24 22 21 19 9 12 13 27 27 $156 $159 $154 $165 $167 3Q21 4Q21 1Q22 2Q22 3Q22 IB Deposits Borrowed Funds NIB Deposits Equity Other Liabilities²

SHUSA NIM INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements) -1.7% -2.6% -3.5% -2.6% -2.3% 4.7% 4.3% 3.6% 2.2% 2.1% 3Q21 4Q21 1Q22 2Q22 3Q22

1 Approximate FICO scores 2 Includes nominal capital lease originations 3 Includes SBNA loan originations of $1.8 billion and lease originations of $1.1 billion for Q3 2022 4 SBNA Originations remain off SC’s balance sheet in the Service For Others portfolio Q3 auto originations of $8.2 billion are flat QoQ and up 5% YoY Three Months Ended Originations ($ in Millions) Q3 2022 Q2 2022 Q3 2021 QoQ YoY Total Core Retail Auto $3,489 $3,695 $3,146 (6%) 11% Chrysler Capital Loans (<640)1 $1,296 $1,321 $1,162 (2%) 12% Chrysler Capital Loans (≥640)1 $2,058 $1,455 $1,687 41% 22% Total Chrysler Capital Retail $3,354 $2,776 $2,848 21% 17% Total Leases2 $1,336 $1,701 $1,829 (21%) (27%) Total Auto Originations3 $8,179 $8,171 $7,823 0% 5% SBNA Originations4 $2,925 $2,620 $1,772 12% 65% % Variance

Net charge-off (NCO) and nonperforming loan (NPL) ratios continue to normalize, but remain below pre-pandemic levels TOTAL NET CHARGE-OFF RATIO ALLOWANCE COVERAGE1 RESERVE COVERAGE2 TOTAL NONPERFORMING LOAN RATIO 1 Allowance for Credit Losses (ACL) / Loans held for investment (LHFI) 2 Allowance for loans and leases losses / NPL

1 Based on a percentage of financing receivables for their respective loan business 2 Retail installment contracts 3 Other Consumer primarily includes recreational vehicle ("RV") and marine loans 4 Other Commercial includes commercial equipment vehicle financing leveraged leases and loans. 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Consumer: 30-89 Days Past Due1 Residential Mortgage Home Equity RIC² & Auto Loans Personal Unsecured Other Consumer ³ 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Consumer: 90+ Days Past Due1 Residential Mortgage Home Equity RIC² & Auto Loans Personal Unsecured Other Consumer ³ 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Commercial: 30-89 Days Past Due1 CRE C&I Multifamily Other Commercial ⁴ 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Commercial: 90+ Days Past Due1 CRE C&I Multifamily Other Commercial ⁴

1 Charge-offs and NCO are based on a percentage of their respective loan business 2 Recoveries are based as a percentage of gross charge-offs 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Co m m er ci al Co ns um er Charge Offs1 Consumer Commercial 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% Recoveries2 Consumer Commercial 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Co m m er ci al Co ns um er NCOs1 Consumer Commercial

Under the Federal Reserve’s April 2022 stress test (severely adverse scenario): ►Q3 2022 ending ACL represents ~70% of stress test losses ►SHUSA’s stressed capital ratio2 of 18.7% ranked in the top quartile among participating banks ►PPNR3 of $7.3B (4.6% of average assets) ranked in the top quartile among participating banks 1 Includes ACL for unfunded commitments 2 Projected minimum CET1 ratio (minimum and ending) under the severely adverse scenario over the nine-quarter projection horizon, 2022:Q1–2024:Q1 3 Projected PPNR under the severely adverse scenario through the nine-quarter projection horizon, 2022:Q1–2024:Q1 Allowance ratio stable QoQ Allowance Ratios September 30, 2022 June 30, 2022 December 31, 2021 (Dollars in Millions) (Unaudited) (Unaudited) (Audited) Total loans held for investment (“LHFI”) $96,826 $92,762 $92,076 Total ACL1 $6,757 $6,641 $6,566 Total Allowance Ratio 7.0% 7.2% 7.1%

• • •

Total Funding ($ in billions) Total funding of $45B in Q3, up 4% QoQ ►Increase in FHLB advances QoQ driven by loan growth ►Amortizing notes increased due to favorable pricing and execution 3Q22 2Q22 3Q21 QoQ (%) YoY (%) Senior Unsecured Debt 9.7 10.4 10.1 (6.3) (3.5) FHLB & CLN 6.0 3.5 0.8 73.0 650.0 Third-Party Secured Funding 2.6 3.3 0.0 (22.1) 0.0 Amortizing Notes 3.8 2.0 4.2 94.3 (9.3) Securitizations 22.7 22.0 24.6 3.0 (7.7) Intragroup 0.0 2.0 4.0 (100.0) (100.0) Total SHUSA Funding 44.8 43.2 43.7 3.8 2.6

1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk weighted assets 2 Senior debt issuance. Data as of September 30, 2022 * 3-Month LIBOR Debt Maturity Schedule2 ($ In billions) As of Q3 2022, SHUSA met the Federal Reserve’s TLAC and LTD requirements1 with 22.6% TLAC, 6.65% eligible LTD and a CET1 ratio of 15.17% ► ►

CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO CET1 decreased 170bps QoQ due to the SHUSA dividend of $1.75B paid to Santander 18.4% 18.8% 18.5% 16.9% 15.2% 3Q21 4Q21 1Q22 2Q22 3Q22 14.9% 15.0% 13.6% 11.8% 11.1% 3Q21 4Q21 1Q22 2Q22 3Q22 20.2% 20.7% 18.8% 17.2% 15.5% 3Q21 4Q21 1Q22 2Q22 3Q22 21.6% 22.7% 20.6% 18.9% 17.2% 3Q21 4Q21 1Q22 2Q22 3Q22

Santander1 A2/Baa1 SHUSA Baa3 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (June 14, 2022) SHUSA and SBNA ratings outlook remained “stable” SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A/A- SHUSA BBB+ SBNA BBB+ Stable outlook (June 25, 2021) Stable outlook (July 22, 2022) 1 Senior preferred debt / senior non-preferred debt 2 SBNA long-term issuer rating

Consumer Activities

Quarter-To-Date Ended September 30, 2022 ($ in 000's)	2022 Auto	2022 CBB [1]	2022 Total Consumer Activities	2021 Auto	2021 CBB	2021 Total Consumer Activities	Total Consumer Activities Dollar Increase / (Decrease)	Total Consumer Activities Percentage
Net interest income	$ 1,020,542	$ 368,627	$ 1,389,169	$ 1,099,090	$ 298,204	$ 1,397,294	$ (8,125)	-0.6%
Non-interest income	695,355	77,321	772,676	818,350	89,453	907,803	(135,127)	-14.9%
Credit losses expense / (benefit)	521,235	83,451	604,686	20,156	7,148	27,304	577,382	2114.6%
Total expenses	856,372	388,733	1,245,105	854,084	376,777	1,230,861	14,244	1.2%
Income/(loss) before income taxes	$ 338,290	$ (26,236)	$ 312,054	$ 1,043,200	$ 3,732	$ 1,046,932	$ (734,878)	-70.2%

Year-To-Date Ended September 30, 2022 ($ in 000's)	2022 Auto	2022 CBB	2022 Total Consumer Activities	2021 Auto	2021 CBB	2021 Total Consumer Activities	Total Consumer Activities Dollar Increase / (Decrease)	Total Consumer Activities Percentage
Net interest income	$ 3,093,143	$ 1,002,014	$ 4,095,157	$ 3,268,208	$ 1,001,957	$ 4,270,165	$ (175,008)	-4.1%
Non-interest income	2,098,391	234,359	2,332,750	2,664,788	242,573	2,907,361	(574,611)	-19.8%
Credit losses expense / (benefit)	1,075,942	148,794	1,224,736	(130,171)	(10,088)	(140,259)	1,364,995	973.2%
Total expenses	2,488,529	1,156,170	3,644,699	2,599,919	1,152,024	3,751,943	(107,244)	-2.9%
Income/(loss) before income taxes	$ 1,627,063	$ (68,591)	$ 1,558,472	$ 3,463,248	$ 102,594	$ 3,565,842	$ (2,007,370)	-56.3%
Total assets	62,490,143	13,072,265	75,562,408	63,074,062	12,641,882	75,715,944	(153,536)	-0.2%

Santander

1| Consumer and Business Banking

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Commercial Activities

Quarter-To-Date Ended September 30, 2022 ($ in 000's)	2022 C&I	2022 CRE	2022 Total Commercial Activities	2021 C&I	2021 CRE	2021 Total Commercial Activities	Total Commercial Activities Dollar Increase / (Decrease)	Total Commercial Activities Percentage
Net interest income	$ 80,734	$ 92,271	$ 173,005	$ 71,184	$ 85,335	$ 156,519	$ 16,486	10.5%
Non-interest income	18,992	10,810	29,802	16,468	7,340	23,808	5,994	25.2%
Credit losses expense / (benefit)	27,295	6,243	33,538	6,826	(4,580)	2,246	31,292	-1393.2%
Total expenses	60,796	28,219	89,015	61,976	27,136	89,112	(97)	-0.1%
Income/(loss) before income taxes	$ 11,635	$ 68,619	$ 80,254	$ 18,850	$ 70,119	$ 88,969	$ (8,715)	-9.8%

Year-To-Date Ended September 30, 2022 ($ in 000's)	2022 C&I	2022 CRE	2022 Total Commercial Activities	2021 C&I	2021 CRE	2021 Total Commercial Activities	Total Commercial Activities Dollar Increase / (Decrease)	Total Commercial Activities Percentage
Net interest income	$ 224,191	$ 255,453	$ 479,644	$ 217,450	$ 253,402	$ 470,852	$ 8,792	1.9%
Non-interest income	49,250	33,841	83,091	51,486	28,117	79,603	3,488	4.4%
Credit losses expense / (benefit)	39,551	(8,544)	31,007	(45,236)	(231)	(45,467)	76,474	168.2%
Total expenses	192,984	86,827	279,811	188,138	84,300	272,438	7,373	2.7%
Income/(loss) before income taxes	$ 40,906	$ 211,011	$ 251,917	$ 126,034	$ 197,450	$ 323,484	$ (71,567)	-22.1%
Total assets	6,559,994	19,663,939	26,223,933	7,129,274	17,115,659	24,244,933	1,979,000	8.2%

Santander

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CIB ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income 50,364$ 25,516$ 24,848$ 97.4% Non-interest income 54,470 48,348 6,122 12.7% Credit losses expense / (benefit) 905 (9,775) 10,680 109.3% Total expenses 124,778 68,191 56,587 83.0% Income/(loss) before income taxes (20,849)$ 15,448$ (36,297)$ -235.0% Quarter-To-Date Ended September 30, 2022 QTD Change CIB ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income 124,613$ 83,172$ 41,441$ 49.8% Non-interest income 192,389 180,426 11,963 6.6% Credit losses expense / (benefit) 4,295 (32,102) 36,397 113.4% Total expenses 317,425 198,302 119,123 60.1% Income/(loss) before income taxes (4,718)$ 97,398$ (102,116)$ -104.8% Total assets 30,358,386 12,560,907 17,797,479 141.7% Year-To-Date Ended September 30, 2022 YTD Change

Wealth Management ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income 53,870$ 24,371$ 29,499$ 121.0% Non-interest income 63,748 63,940 (192) -0.3% Credit losses expense / (benefit) - (95) 95 100.0% Total expenses 62,110 58,248 3,862 6.6% Income/(loss) before income taxes 55,508$ 30,158$ 25,350$ 84.1% Quarter-To-Date Ended September 30, 2022 QTD Change Wealth Management ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income 118,239$ 71,222$ 47,017$ 66.0% Non-interest income 203,986 190,182 13,804 7.3% Credit losses expense / (benefit) - (265) 265 100.0% Total expenses 183,142 161,565 21,577 13.4% Income/(loss) before income taxes 139,083$ 100,104$ 38,979$ 38.9% Total assets 7,944,125 7,845,899 98,226 1.3% Year-To-Date Ended September 30, 2022 YTD Change

* Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA’s and SHUSA's borrowings and other debt obligations, amortization of intangible .assets and certain unallocated corporate income and indirect expenses. Other ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income (205,068)$ (210,093)$ 5,025$ 2.4% Non-interest income 33,956 76,775 (42,819) -55.8% Credit losses expense / (benefit) (2,622) (3,631) 1,009 27.8% Total expenses 148,909 155,266 (6,357) -4.1% Income/(loss) before income taxes (317,399)$ (284,953)$ (32,446)$ -11.4% Total assets 26,739,976 35,492,824 (8,752,848) -24.7% Year-To-Date Ended September 30, 2022 YTD Change Other ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income (67,240)$ (69,549)$ 2,309$ 3.3% Non-interest income (5,180) 23,665 (28,845) -121.9% Credit losses expense / (benefit) (2,723) (187) (2,536) -1356.1% Total expenses 53,216 51,791 1,425 2.8% Income/(loss) before income taxes (122,913)$ (97,488)$ (25,425)$ -26.1% Quarter-To-Date Ended September 30, 2022 QTD Change

($ in Millions) 3Q21 4Q21 1Q22 2Q22 3Q22 Interest income 1,796$ 1,758$ 1,722$ 1,908$ 2,238$ Interest expense (262) (253) (242) (375) (639) Net interest income 1,534$ 1,505$ 1,480$ 1,533$ 1,599$ Fees & other income 1,068 1,018 967 939 934 Other non interest income - (1)$ 14 11 (19)$ Net revenue 2,602$ 2,522$ 2,461$ 2,483$ 2,514$ General, administrative, and other expenses (1,498) (1,605) (1,466) (1,533) (1,574) Credit loss (expense) / benefit (20) (14) (217) (404) (636) Income before taxes 1,084$ 903$ 778$ 546$ 304$ Income tax (expense)/benefit (227) (198) (162) (107) (76) Net income 857 705 616 439 228 Less: Net income attributable to NCI 150 135 - - - Net income attributable to SHUSA 707 570 616 439 228 3Q21 4Q21 1Q22 2Q22 3Q22 NIM 4.8% 4.6% 4.5% 4.3% 4.5%

($ in Millions) 3Q21 4Q21 1Q22 2Q22 3Q22 SHUSA pre-tax pre-provision income Pre-tax income, as reported 1,084$ 903$ 778$ 546$ 304$ (Release of)/provision for credit losses 20 14 217 404 636 Pre-tax pre-provision Income 1,104 917 995 950 940 CET1 to risk-weighted assets CET1 capital 20,573 21,068 20,576 19,565 18,025 Risk-weighted assets 112,068 111,820 111,181 115,655 118,818 Ratio 18.4% 18.8% 18.5% 16.9% 15.2% Tier 1 leverage Tier 1 capital 22,631 23,175 20,921 19,910 18,370 Avg total assets, leverage capital purposes 152,058 154,429 154,305 168,042 165,054 Ratio 14.9% 15.0% 13.6% 11.8% 11.1% Tier 1 risk-based Tier 1 capital 22,631$ 23,175$ 20,921$ 19,910$ 18,370$ Risk-weighted assets 112,068 111,820 111,181 115,655 118,818 Ratio 20.2% 20.7% 18.8% 17.2% 15.5% Total risk-based Risk-based capital 24,192$ 25,333$ 22,848$ 21,896$ 20,396$ Risk-weighted assets 112,068 111,820 111,181 115,655 118,818 Ratio 21.6% 22.7% 20.6% 18.9% 17.2%

32 SC Recovery Rates1 (% of Gross Loss) Net Charge-off Rates2 Late stage delinquencies increased 130 bps YoY Gross charge-off rate increased 480 bps YoY SC’s Q3 recovery rate of 55% is continues to normalize Net charge-off rate increased 360 bps YoY Early stage delinquencies increased 150 bps YoY Delinquencies and charge-offs continue to normalize Delinquency Ratios: 30-59 Days Delinquent, RICs, Held For Investment (“HFI”) 1 Recovery rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, HFI Delinquency Ratios: >59 Days Delinquent, RICs, HFI Gross Charge-off Rates Q4 2017 Q4 2018 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 4Q 2021 Q1 2022 Q2 2022 3Q 2022